SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported) October 21, 2005
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                         Twin Disc, Incorporated
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        (exact name of registrant as specified in its charter)


         WISCONSIN                              39-0667110
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(State or other jurisdiction of     (IRS Employer Identification No.)
incorporation or organization)

1328 Racine Street               Racine, Wisconsin 53403
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(Address of principal executive offices)

Registrant's telephone number, including area code:    (262)638-4000
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Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) undet the Exchange Act
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Item 2.02   Results of Operations and Financial Condition.

Twin Disc, Inc. has reported its 1st quarter 2006 financial results. The Company's press release dated October 21, 2005 announcing the results is attached hereto as Exhibit 99 and is incorporated herein in its entirety by reference.

The information in this Current Report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and
Section 11 of the Securities Act of 1933 as amended, or otherwise subject to the liabilities of those sections, nor will this Current Report be deemed an admission by the Company as to the materiality of any information in this report that is required to be disclosed solely by Item 2.02. The Current Report shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933m as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of October 21, 2005, and may change thereafter.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

Exhibit 99  Twin Disc, Incorporated's 1st quarter 2006financial results.
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                               SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 21, 2005                        Twin Disc, Inc.

                                        /s/ Christopher J. Eperjesy
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                                        Christopher J. Eperjesy
                                        VP - Finance, CFO and Secretary

                         EXHIBIT INDEX

Exhibit Number  Description

Exhibit 99 Twin Disc, Incorporated's 1st quarter 2006 financial results.